SECURITIES AND EXCHANGE COMMISSION
                 WASHINGTON, D.C. 20549


                SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934



( X ) Filed by the Registrant
(  )  Filed by a Party other than the Registrant

Check the appropriate box:

(  )  Preliminary Proxy Statement
(  )  Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-b(e)(2))
( X ) Definitive Proxy Statement
(  )  Definitive Additional Materials
(  )  Soliciting Material Pursuant to (section mark)240.14a-11(c) or
      (section mark)240.14a-12


                     INVESTORS TITLE COMPANY

            (Name of Registrant as Specified In Its Charter)



   (Name of Person(s) Filing Proxy Statement If Other Than Registrant)


PAYMENT OF FILING FEE (Check the appropriate box):

(x )  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
(  )  $500 per each party to the controversy pursuant to Exchange Act
      Rule 14a-6(i)(3).
(  )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)  Title of each class of securities to which transaction applies:

      2)  Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: *

      4)  Proposed maximum aggregate value of transaction:

      5)  Total fee paid:

(Set forth the amount on which the filing fee is calculated and state how it was determined)

( ) Fee previously paid with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:              $

    2)  Form, Schedule or Registration Statement No.:

    3)  Filing Party:

    4)  Date Filed:

             [Investors Title Company logo appears here]

          121 North Columbia Street, Chapel Hill, North Carolina 27514
                                 (919) 968-2200

    April 15, 1996
    Dear Shareholders:
        You are cordially invited to attend the Annual Meeting of Shareholders to be held in the Investors Title Building, 121 North Columbia Street, Chapel Hill, North Carolina on Tuesday, May 14, 1996, at 11:00 A.M.
        The Annual Meeting will begin with a review of the activities of the Company for the past year and a report on current operations during the first quarter of 1996, followed by discussion and voting on the matters set forth in the accompanying Notice of Annual Meeting and Proxy Statement.
    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" ALL OF THE PROPOSALS.
        I URGE YOU TO REVIEW THE PROXY STATEMENT, SIGN AND DATE YOUR PROXY, AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
        If you attend the meeting, you may, of course, choose to revoke your proxy and personally cast your vote.
                                                Cordially,

                                                /s/ J. Allen Fine
                                                J. Allen Fine
                                                President

               [Investors Title Company letterhead appears here]
          121 North Columbia Street, Chapel Hill, North Carolina 27514
                                 (919) 968-2200
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 14, 1996
        The Annual Meeting of the Shareholders of Investors Title Company
    will be held at 121 North Columbia Street, Chapel Hill, North Carolina,
    on Tuesday, May 14, 1996 at 11:00 A.M. E.D.T., for the following purposes:
        (1) To elect three directors for three-year terms or until their successors are elected and qualified.
        (2) To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP, Certified Public Accountants, by the
            Board of Directors, to audit the books and accounts of the
            Company for the calendar year ending December 31, 1996.
        (3) To consider any other business that may properly come before the meeting.
        The stock transfer books of the Company will not be closed but only shareholders of record of Common Stock of the Company at the close of business on March 29, 1996 are entitled to notice of and to vote at the meeting.
                                   By Order of the Board of Directors:
                                   /s/ L. Dawn Martin
                                   L. Dawn Martin
                                   Vice President and Assistant Secretary
IMPORTANT - YOUR PROXY IS ENCLOSED. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE POSTAGE-PAID ENVELOPE PROVIDED FOR THAT PURPOSE. IT WILL ASSIST THE COMPANY IN KEEPING DOWN THE EXPENSES OF THE MEETING IF ALL SHAREHOLDERS WILL RETURN THEIR SIGNED PROXIES PROMPTLY. YOU MAY NEVERTHELESS VOTE IN PERSON IF YOU DO ATTEND THE MEETING.

                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 14, 1996
    This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Investors Title Company of proxies to be voted at the Annual Shareholders' Meeting to be held at 121 North Columbia Street, Chapel Hill, North Carolina, on May 14, 1996 at 11:00 A.M. E.D.T., and at all adjournments thereof. Shareholders of record at the close of business on March 29, 1996 are entitled to notice of and to vote at the meeting or any adjournment thereof.
    PROXY SOLICITATION BY THE BOARD OF DIRECTORS. The solicitation of proxies will be by mail and is made on behalf of the Board of Directors and the cost of solicitation of proxies will be borne by the Company. Where requested, the Company will authorize banks, brokerage houses and other custodians, nominees and fiduciaries to forward copies of the proxy material to the beneficial owners of shares or to request authority for the execution of the proxies and will reimburse the banks, brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith.
    REVOCABILITY OF PROXY. Each proxy executed and returned by a shareholder may be revoked at any time thereafter except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such proxy.
    VOTING SECURITIES. On March 29, 1996, the Company had a total of 2,855,744 shares of Common Stock outstanding, its only class of issued and outstanding capital stock. Of these shares, 2,778,939 shares are entitled to one vote per share and 76,805 shares are held by a subsidiary of the Company and, by State law, are not entitled to vote. A majority of the shares entitled to vote at the meeting, represented at the meeting in person or by proxy, will constitute a quorum.
    ANNUAL REPORT TO SHAREHOLDERS. An Annual Report of the Company for the calendar year 1995 including financial statements and auditors' opinion, along with this Proxy Statement and proxy form, are being first mailed to the Company's shareholders on or about April 15, 1996.
               COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS
    During the year ended December 31, 1995, the Board of Directors held four meetings. All incumbent directors and nominees, other than Mr. Harrell, a new nominee, attended 75% or more of the aggregate number of meetings of the Board of Directors and committees of the Board on which they served.
    The Corporation's Board of Directors has a Compensation Committee, a Nominating Committee and an Audit Committee.
    In 1995, the Compensation Committee was composed of David L. Francis, James
R. Morton, Lillard H. Mount and A. Scott Parker, Jr. The Committee is responsible for recommending to the Board of Directors the compensation and benefits to be paid to officers of the Company. The Compensation Committee did not meet during 1995 as they met in December, 1994 to make their recommendations regarding officers' 1995 compensation.
    In 1995, the Nominating Committee was composed of H. Joe King, Jr., James R. Morton, and Lillard H. Mount. A slate of nominees for directors to present to the shareholders is recommended by the Nominating Committee and determined by at least a majority vote of those directors whose terms do not expire during the year in which the election of directors will be made. The Committee will consider nominees recommended by the shareholders. Any shareholder wishing to make a recommendation regarding a nominee for election at the 1997 Annual Meeting should submit such recommendation to the Assistant Secretary, Investors Title Company, P.O. Drawer 2687, Chapel Hill, North Carolina 27515-2687, no later than December 16, 1996. The Nominating Committee met one time during 1995.
    In 1995, the Audit Committee was composed of William J. Kennedy III, H. Joe King, Jr. and Lillard H. Mount. The Committee recommends to the Board of Directors the independent public accountants to be engaged by the Company, reviews the overall scope of the annual audit proposed by the independent public accountants, reviews internal audit procedures on various aspects of corporate operations and periodically consults with the independent public accountants on matters relating to internal financial controls and procedures. The Audit Committee met two times during 1995.
                            DIRECTORS' COMPENSATION
    Directors who are not employees of the Company receive an annual retainer for Board services of $3,000 and an attendance fee of $750 for each Directors' meeting attended in addition to actual travel expenses related to the meetings.
                                       1

Directors do not receive fees for committee meetings attended unless the committee meeting is held on a day other than the regularly scheduled board meeting date. The fee for such a committee meeting is $250. Directors who are employees of the Company are paid no fees or other remuneration for service on the Board or on any Board committee.
                             EXECUTIVE COMPENSATION
THE COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
    The fundamental philosophy of Investors Title Company's compensation program is to provide competitive compensation opportunities for all employees that are based on the individual's personal performance, experience and contribution to the growth of the Company. In addition, it is the Company's goal to provide compensation opportunities that are comparable to those offered by other businesses in the area, thus allowing the Corporation to attract and retain experienced corporate officers and key employees with outstanding ability and to motivate them to perform to their fullest extent. The Company's compensation package is competitive with other employers' compensation benefits of comparable size in its area of operation.
    In evaluating the performance and establishing the incentive compensation of the Chief Executive Officer and other senior management, the Committee has reviewed management's effectiveness in increasing premiums written over the past three years, and its success in maximizing its sales efforts by expanding operations in other market areas.
    In reviewing management performance and compensation, the Committee also has taken into account management's consistent commitment to the long-term success of the Company through new innovations and intra-Company restructuring.
    Based upon the evaluation of these factors, the Committee believes that the senior management of the Company is dedicated to achieving long-term growth, and that the compensation the Committee has approved has contributed to achieving this end.
    Compensation for each of the named officers, as well as other senior executives, consists of a base salary, a cash and/or stock bonus, incentive stock options and contributions under a Simplified Employee Pension Plan. The Committee considers the total compensation of each of the named officers and other senior executives in establishing each element of compensation.
    Each year, the President reviews with the Committee the proposed annual salaries, and the Committee recommends any modifications it deems appropriate. Salaries are recommended by the Chief Executive Officer based on industry standards, national surveys, individual contribution and performance. The Committee also fixes the base salary of the Chief Executive Officer based on the same criteria and the Committee's assessment of his past performance and expectations as to future leadership of the Company's business.
    Stock and cash bonuses awarded to the named persons and senior executives are measured by their performance throughout the year.
    In determining the Chief Executive Officer's bonus award for 1995, the Committee considered, in addition to the factors discussed above pertaining to expanded markets and innovations, the Company's performance as reflected by the fact that revenues were at their highest since the Company's incorporation, and performance of the Corporation's competitors, as well as more subjective criteria.
    Periodically, the Committee considers the need to issue stock options, which are designed to link the concerns of the executives with those of the stockholders. Stock option grants provide an incentive that focuses the executive's attention on managing the Company from the perspective of an owner with an equity stake in the business. The Committee believes that past grants have successfully focused the Company's senior management on building profitability and shareholder value. The Chief Executive Officer is eligible to participate in the same executive compensation plans available to other senior executives.
    In establishing the grants of stock options to the named officers and senior management, the Chief Executive Officer reviewed with the Committee the proposed option awards. Executive officers other than senior executives also participate in the Company's compensation program. The award to the Chief Executive Officer was based, among other things, on a review of competitive compensation data, data from selected peer companies, information on his total compensation and historical information, as well as the Committee's perception of his past and expected future contributions to the Company's achievement of its long-term performance goals.

Submitted by:  David L. Francis  James R. Morton  Lillard H. Mount
               A. Scott Parker, Jr.
Dated February 12, 1996
                                       2

SUMMARY COMPENSATION TABLE
    Shown below is information concerning the annual compensation for services in all capacities to the Company for the fiscal years ended December 31, 1995, 1994, and 1993, of those persons who were, at December 31, 1995 (i) the Chief Executive Officer and (ii) the senior executive officers, other than the CEO, who earned more than $100,000 per year in salary and bonus (the "Named Executive Officers").

                                                                           Long Term Compensation
                                                                              Awards             Payouts
                                      Annual Compensation            Restricted    Securities
Name and                                             Other Annual      Stock       Underlying     LTIP       All Other
Principal                      Salary      Bonus     Compensation      Awards       Options/     Payouts    Compensation
Position              Year      ($)         ($)          ($)            ($)         SARs (#)       ($)          ($)
J. Allen Fine         1995    $200,850    $88,000              --            --         5,000         --      $ 95,475(1)
President             1994     194,225     84,000              --            --        15,000         --        17,692
                      1993     188,045     81,250              --            --            --         --        32,200
Carl E. Wallace,      1995      96,118     15,625              --            --            --         --        14,759(2)
Jr.
Vice President        1994      92,978     17,650              --            --         5,000         --        14,911
Secretary             1993      90,239     24,500              --            --            --         --        16,849

(1) Total represents $15,000 Company contribution to Simplified Employee Pension Plan, along with $3,225 Company-paid life insurance premiums, and $77,250 in payments for accrued but unused vacation time.
(2) Total represents $11,610 Company contribution to Simplified Employee Pension Plan, along with $1,742 Company-paid health insurance premiums, and $1,407 Company-paid life insurance premiums.
STOCK OPTIONS
    The following table sets forth certain information with respect to options granted to the Named Executive Officers during the fiscal year ended December 31, 1995.
                       OPTION GRANTS IN LAST FISCAL YEAR

                                Individual Grants (1)
                                       % of
                        Number of      Total                                                Potential Realizable
                        Securities     Options                                              (2)
                        Under-         Granted                                              Value at Assumed
                        Lying          to                                                   Annual Rates of Stock
                        Options        Employees                                            Price Appreciation for
                        Granted        in Fiscal      Exercise or Base      Expiration      Option Term
Name                    (#)            Year           Price ($/Sh)          Date            5% ($)         10% ($)

J. Allen Fine              5,000          34.48%           $ 6.75            02/01/00       $9,325         $20,605

(1) Stock Options granted pursuant to a Company stock option plan. Options are granted at fair market value on the date of grant and vest in five equal, annual installments beginning one year from date of grant. The options expire five years from date of grant.
(2) As required by the Securities and Exchange Commission, the amounts shown assume a 5% and 10% annual rate of appreciation on the price of the Company's Common Stock throughout a five year option term. There can be no assurance that the rate of appreciation assumed for purposes of this table will be achieved. The actual value of the stock options to the Named Executive Officers and all optionees as a group will depend on the future price of the Company's Common Stock. The options will have no value to the Named Executive Officers if the price of the Company's Common Stock does not increase above the exercise price of the options. If the price of the Company's Common Stock increases, all shareholders will benefit commensurately.
                                       3

    The following table shows stock options exercised by the Named Executive Officers during 1995, including the aggregate value of gains on the date of exercise (the "Value Realized"). In addition, this table includes the number of shares covered by both exercisable and unexercisable stock options as of December 31, 1995. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year-end price of the Common Stock.
    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                                                             Number of
                                                             Securities          Value of (1)
                                                             Underlying          Unexercised
                                                             Unexercised         In-the-Money
                           Shares                            Options at          Options at
                           Acquired           Value          FY-End (#)          FY-End ($)
                           on                 Realized       Exercisable/        Exercisable/
Name                       Exercise (#)       ($)            Unexercisable       Unexercisable
J. Allen Fine                    0               $0              3,000/             $6,000/
                                                                 17,000             $34,000
Carl E. Wallace, Jr.             0               $0              1,000/             $2,000/
                                                                 4,000               $8,000

(1) The closing price of the Common Stock on December 26, 1995, the last day of 1995 on which the Company's Common Stock traded, was $10.50.
                               PERFORMANCE GRAPH
    The following graph compares the cumulative total return among the Company's Common Stock, a broad equity market index (the NASDAQ Market Index) and a peer group index for the last five years. The peer group index (selected on the basis of SIC Codes for publicly-traded title insurance companies) consists of Alleghany Corporation, Fidelity National Financial, First American Financial Corporation, Investors Title Company, Lawyers Title Corporation, and Stewart Information Services Corporation.

                     [Performance Graph appears here]

                         EXECUTIVE EMPLOYMENT AGREEMENT
    On February 9, 1984, Investors Title Insurance Company entered into an employment agreement with J. Allen Fine, which provides, among other things, for a salary to be fixed by the Board of Directors but in no event less than $88,000 per annum. The agreement also provides for a term of five years renewable annually until such time as Mr. Fine reaches age 70.
          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
    For the year ended December 31, 1995, David L. Francis, James R. Morton, Lillard H. Mount, and A. Scott Parker, Jr. served on the Compensation Committee. Mr. Mount, who serves as General Counsel to the Company, is a part-time employee of the Company.
                  OWNERSHIP OF STOCK BY EXECUTIVE OFFICERS AND
                           CERTAIN BENEFICIAL OWNERS
    The following table indicates the persons known to the Company to be the owners of more than five percent (5%) of the Company's Common Stock as of March 29, 1996.

Title of                  Name and Address of                        Amount and Nature                Percent
Class                     Beneficial Owner                           of Beneficial Ownership          of Class
Common                    Markel Corporation                                 241,700(1)                  8.7%
Stock                     4551 Cox Road
                          Glen Allen, Virginia 23060
                          J. Allen Fine                                      226,209(2)                  8.1%
                          112 Carolina Forest
                          Chapel Hill, North Carolina 27516

    (1) Ownership as of December 31, 1995 as reported to the Company on a
        Schedule 13G. Markel Corporation exercises sole voting and investment power over 201,800 shares and shared investment power over 39,900 shares, according to the Schedule 13G.
    (2) This includes 7,000 shares of Common Stock that Mr. Fine has the right to purchase under presently exercisable stock options granted to him by the Company, which shares may be deemed to be beneficially owned by him.
    The table below sets forth the shares of the Company's Common Stock beneficially owned by each director, nominee for director, the Chief Executive Officer and the named most highly compensated executive officers, and by all directors and executive officers as a group.

Title of                  Name of                                    Amount and Nature                Percent
Class                     Beneficial Owner                           of Beneficial Ownership          of Class
Common                    J. Allen Fine                                      226,209(1)                 8.1%
Stock                     Carl E. Wallace, Jr.                                93,188(2)                 3.4
                          A. Scott Parker, Jr.                                81,856                    2.9
                          David L. Francis                                    53,166                    1.9
                          H. Joe King, Jr.                                    17,776(3)                 *
                          James R. Morton                                     16,250                    *
                          William J. Kennedy III                               2,000                    *
                          Lillard H. Mount                                     1,799                    *
                          Richard W. McEnally                                    593                    *
                          All Officers and Directors                         585,727(4)                20.91%
                          as a Group (13 persons)
*Represents less than 1%.

(1) This total includes 7,000 shares of Common Stock that Mr. Fine has the right to purchase under presently exercisable stock options granted to him by the Company, which shares may be deemed to be beneficially owned by him.
(2) This total includes 2,000 shares of Common Stock that Mr. Wallace has the right to purchase under presently exercisable stock options granted to him by the Company, which shares may be deemed to be beneficially owned by him. Additionally, this total includes shares beneficially owned as follows:
    3,124 shares as Custodian for John Wallace, son; 1,562 shares as Custodian for William A. Wallace, son; 1,562 shares as Custodian for Brian E. Wallace, son; 2,305 as Joint Tenants with Diana Wallace, wife; and 86 shares of Diana Wallace, wife.
                                       5

(3) This total includes shares beneficially owned as follows: 700 shares by wife, Patsy T. King.
(4) This total includes 21,800 shares of Common Stock that all officers and directors, as a group, have the right to purchase under presently exercisable stock options granted to the officer or director by the Company, which shares may be deemed to be beneficially owned by them.
       COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934
    Based on a review of the reports of changes in beneficial ownership of Company Common Stock and written representations furnished to the Company, the Company believes that its officers and directors filed on a timely basis the reports required to be filed under Section 16(a) of the Securities Exchange Act of 1934 during the year ended December 31, 1995.
                                     ITEM 1
                             ELECTION OF DIRECTORS
    The Company's Board of Directors is composed of nine members divided into three classes with staggered terms of three years for each class. In August, 1994, Harry W. Lewis, Jr. passed away and on February 12, 1996, the Company's Board of Directors appointed Richard W. McEnally to fill this unexpired term.

    H. Joe King, Jr. and William J. Kennedy, III are nominated for re-election to serve for a three-year period or until their respective successors have been elected and qualified. Loren B. Harrell, Jr. has been nominated to serve for a three-year period or until his succesor has been elected and qualified. The nominees will be elected if they receive a plurality of the votes cast for their election. Abstentions and broker nonvotes will not affect the election results if a quorum is present. If any of the nominees should withdraw or otherwise become unavailable for reasons not presently known, shares represented by proxies may be voted for other persons in their place in accordance with the best judgements of the persons named in the Proxy. THE BOARD RECOMMENDS A VOTE "FOR' THE ELECTION OF THE NOMINEES FOR DIRECTORS.
    Information regarding nominees as directors is set forth below:

                                                                          Served as     Term
                                   Principal                              Director      to
Name                               Occupation (1)                 Age     Since         Expire
BOARD NOMINEES:
Loren B. Harrell, Jr.              President                      47      1996          1999
                                   SoftPro Corporation
H. Joe King, Jr.                   President                      63      1983          1999
                                   Home Federal Savings
                                   & Loan Association
William J. Kennedy III             Retired                        73      1987          1999
                                   Private Investments
DIRECTORS CONTINUING IN OFFICE:
Richard W. McEnally                Meade Willis Sr. Professor     53      1996          1997
                                   of Investment Banking
                                   Univeristy of North
                                   Carolina at Chapel Hill
James R. Morton                    President                      58      1985          1997
                                   TransCarolina Corporation
Lillard H. Mount                   General Counsel                82      1977          1997
                                   Investors Title Company
J. Allen Fine                      Chairman & President           61      1973          1998
                                   Investors Title Company
David L. Francis                   President                      63      1982          1998
                                   Marsh Associates
A. Scott Parker, Jr.               Retired                        87      1983          1998
                                   Private Investments

(1) All nominees and directors have held these positions for at least five years, unless otherwise specifically noted below.
                                       6

BIOGRAPHICAL INFORMATION
Additional information regarding nominees and directors continuing in office is set forth below.
BOARD NOMINEES:
Loren B. Harrell, Jr. organized SoftPro Corporation in 1984 and has been President of that company since its inception. SoftPro specializes in the research and development of software utilized by law firms, title companies and lending institutions as well as small businesses and estate administrators.

H. Joe King, Jr. is President and Chairman of the Board of Home Federal Savings & Loan Association in Charlotte, North Carolina and its parent company, HFNC Financial Corporation, a public company. He has been employed by that Company since 1962. He serves on the Board of Savers Life Insurance Company, a publicly-held company.
William J. Kennedy III retired as President and Chief Executive Officer of North Carolina Mutual Life Insurance Company in 1990, where he had been employed since 1950.
DIRECTORS CONTINUING IN OFFICE:
Richard W. McEnally is Meade Willis Sr. Professor of Investment Banking at the University of North Carolina at Chapel Hill and co-owner of the Financial Analyst Review. Since 1984, he has been a director of the Jefferson-Pilot group of publicly-held mutual funds and serves on the board of directors of the Triangle Community Foundation.
James R. Morton was president of J.R. Morton Associates from 1968 until he retired in 1988. He is currently President of TransCarolina Corporation.
Lillard H. Mount has served as General Counsel to Investors Title Company and its subsidiaries since their incorporation, and as a Director of Investors Title Company since 1977.
J. Allen Fine was the principal organizer of Investors Title Insurance Company and has been Chairman and President of that Company, Investors Title Company, and Northeast Investors Title Company, since their incorporation. Mr. Fine also serves as Chairman of the Board of Investors Title Exchange Corporation and South Carolina Document Preparation Company. Mr. Fine is father of James A. Fine, Jr., Vice President of the Company; and W. Morris Fine, Vice President and Treasurer of the Company.
David L. Francis is President of Marsh Associates, a mortgage banking and property management company, and has held this position since 1963. He serves on the Charlotte Board of Directors of First Union National Bank, a publicly-held company.
A. Scott Parker, Jr. was President of Perpetual Savings & Loan Association until he retired in 1979.
                                     ITEM 2
              PROPOSAL TO RATIFY SELECTION OF INDEPENDENT AUDITORS
    The Board of Directors has selected the firm of Deloitte & Touche LLP, Certified Public Accountants, to audit the books and accounts of the Company for the year ending December 31, 1996. The selection of this firm is being submitted for ratification at the Annual Meeting. Deloitte & Touche LLP has acted in this capacity since the incorporation of the Company. It is not anticipated that the firm will be represented at the Annual Meeting.
    The submission of this matter to the shareholders at the Annual Meeting is not required by law nor by the Bylaws of the Company. The Board of Directors is, nevertheless, submitting it to the shareholders to ascertain their views.
                             SHAREHOLDER PROPOSALS
    Proposals of shareholders intended to be presented at the 1997 Annual Meeting of the Company must be received by the Company no later than December 16, 1996 for inclusion in the Company's Proxy Statement relating to such meeting, subject to the rules and regulations of the Federal securities laws.
                                       7

                    OTHER MATTERS TO COME BEFORE THE MEETING
    Management does not know of any other matters which may come before the meeting. However, if any other matters do properly come before the meeting, it is the intention of the persons named as proxies to vote upon them in accordance with their best judgment.
                              GENERAL INFORMATION
    A copy of the Company's 1995 Annual Report and Form 10-K filed with the Commission, excluding exhibits, can be obtained without charge by writing to the Assistant Secretary of the Company, 121 North Columbia Street, Chapel Hill, North Carolina 27514.
                                            BY ORDER OF THE BOARD OF DIRECTORS
                                            /s/ L. Dawn Martin
                                            L. Dawn Martin
                                            Vice President and Assistant
                                            Secretary
April 15, 1996
                                       8

                             [Investors Title Company logo appears here]

******************************************************************************

                                  APPENDIX

                         [Investors Title Company logo appears here]

               121 NORTH COLUMBIA STREET, CHAPEL HILL, NORTH CAROLINA 27514
             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
PROXY              THE ANNUAL MEETING OF SHAREHOLDERS ON MAY 14, 1996
PLEASE SIGN
ON REVERSE SIDE           The undersigned hereby appoints J. Allen Fine and
AND RETURN IN           L. Dawn Martin, or any one or more of them, each with
THE ENCLOSED            power of substitution, as lawful proxy, to vote all
POSTAGE-PAID            shares of common stock of Investors Title
ENVELOPE.               Company which the undersigned would be entitled to vote
                        if personally present at the Annual
                        Shareholders' Meeting of Investors Title Company to be held at 121 North Columbia Street, Chapel
                        Hill, North Carolina on Tuesday, May 14, 1996 at 11:00
                        A.M. E.D.T., and at any adjournment thereof, upon such business as may properly come before the meeting.

                            Please sign on reverse exactly as name appears.
                        When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
                         Please sign on reverse side and return in the enclosed
                                         postage-paid envelope.

SHAREHOLDER                           NUMBER OF SHARES
1. ELECTION OF DIRECTORS:

(  ) FOR all nominees listed below                (  ) WITHHOLD AUTHORITY
     (except as marked to the contrary below)           to vote for all nominees listed below

(Instructions: To WITHHOLD authority to vote for an individual nominee, mark the box next to the nominee's name below)

[ ] LOREN B. HARRELL, JR.        [ ] H. JOE KING, JR.             [ ] WILLIAM J. KENNEDY III

2. RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP, CERTIFIED PUBLIC ACCOUNTANTS, BY THE BOARD OF DIRECTORS AS INDEPENDENT AUDITORS FOR THE CALENDAR YEAR ENDING DECEMBER 31, 1996.

[ ] FOR                               [ ] AGAINST                       [ ] ABSTAIN

3. TO VOTE IN THEIR BEST JUDGMENT WITH RESPECT TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING. THIS PROXY WILL BE VOTED AS DIRECTED ABOVE, BUT IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE ABOVE PROPOSALS.
                                     (Signature)
Dated:                , 1996
                                     (Signature if held jointly)